AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT

    This Amendment to Amended and Restated Employment Agreement (the “Amendment”), is made as of May 5, 2026 (the “Amendment Effective Date”), by and between FIGS, Inc. (the “Company”) and Catherine Spear (“Executive”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement (as defined below).

RECITALS

WHEREAS, the Company and Executive previously entered into that certain Amended and Restated Employment Agreement (the “Agreement”) as of May 26, 2021; and

WHEREAS, the parties hereto wish to amend certain terms of the Agreement.

AMENDMENT

The parties hereto hereby amend the Agreement as follows, effective as of the Amendment Effective Date.

1.Section 4(a). Section 4(a) of the Agreement is hereby amended and restated as follows:

“(a)    The parties acknowledge that Executive has been an employee of the Company prior to the date of this Agreement and that Executive’s at-will employment under this Agreement shall commence on the Effective Date. The Term of this Agreement shall commence on the Effective Date and continue until the tenth (10th) anniversary of the Effective Date, unless earlier terminated pursuant to this Section 4 (the “Term”). Following the natural expiration of the Term, Executive shall continue as an at-will employee of the Company. Executive’s post-termination obligations pursuant to Sections 5-8 and 10(d) of this Agreement (“Continuing Obligations”) shall survive the expiration/termination of this Agreement and/or Executive’s employment, however caused. The Company’s obligations under Section 7 shall survive the expiration/termination of this Agreement and/or Executive’s employment, however caused.”

2.This Amendment shall be and, as of the Amendment Effective Date, is hereby incorporated in and forms a part of, the Agreement.

3.Except as expressly provided herein, all terms and conditions of the Agreement shall remain in full force and effect.

(Signature page follows)

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.
COMPANY:

FIGS, Inc.

By:    /s/ Danielle Warner
Name: Danielle Warner
Title:     General Counsel

EXECUTIVE:

/s/ Catherine Spear
Catherine Spear

[Signature Page to Amendment]